Exhibit 10(a)(5)







               SUPPLEMENT NO. 1 TO BORROWER PLEDGE AGREEMENT


     This Supplement No.1 to the Borrower Pledge Agreement, dated as of October 31, 1995 is delivered pursuant to Section 1.1 of the Credit Agreement (as defined below). The undersigned hereby agrees that this Supplement No.1 may be attached to the Borrower Pledge Agreement dated as of June 6, 1995 made by Playtex Products, Inc. in favor of Chemical Bank, as Agent (as amended, supplemented or otherwise modified from time to time, the "Borrower Pledge Agreement", capitalized terms defined therein being used herein as therein defined) and that the Pledged Stock listed on this Supplement No.1 (the "New Pledged Stock") shall be deemed to be part of the Pledged Stock and shall become part of the Collateral and shall secure all Obligations. The undersigned hereby delivers to the Agent for the ratable benefit of the Lenders, all certificates or instruments representing or evidencing the New Pledged Stock, and hereby transfers and grants the New Pledged Stock to the Agent for the ratable benefit of the Lenders, a first security interest in all of the undersigned's right, title and interest in the New Pledged Stock and all Proceeds thereof, as collateral security when due for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                              PLAYTEX PRODUCTS, INC.


                              by /s/ Michael F. Goss
                                 ----------------------------
                                   Title: Executive Vice President and
                                          Chief Financial Officer


                                              Percent of     Number
                 Class of        Stock       Outstanding       of
  Stock Issuer    Stock    Certificate Nos.     Shares       Shares
  ------------   --------  ----------------  -----------    ---------
 BBA              Common         1               100%        1,000
 Acquisition,
 Inc., (to be
 merged with,
 and into,
 Banana Boat
 Holding
 Corporation)